Supplement dated as of January 1, 2008
to the Prospectus
dated November 28, 2007

Merger Involving Green Century Equity Fund Subadviser
Effective December 31, 2007, the subadviser for the Green Century Equity Fund (“Equity Fund”), Mellon Equity Associates, LLP (“Mellon Equity”), and its affiliate, Mellon Capital Management Corporation (“Mellon Capital”), were merged into one investment advisory firm, Mellon Capital, which remains a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).  BNY Mellon merged Mellon Equity and Mellon Capital in order to simplify and streamline its subsidiaries’ corporate structure.  The terms of the Investment Subadvisory Agreement between Green Century Capital Management, Inc., Mellon Equity, and the Funds, on behalf of the Equity Fund, have not changed as a result of the merger. Further, the same portfolio managers will continue to manage the Equity Fund as prior to the merger and there will be no changes in investment strategy or processes as a result of the merger.

Policy on Joint Accounts
The Green Century Funds’ policy on the rights of joint account owners provides that any account owner has the authority to act on the account without notice to the other account owner(s). An exception to this policy is for some corporate accounts for which two signatures are explicitly required per written instructions on file for the account.  In addition, the Green Century Funds, at their sole discretion and for their protection and that of other shareholders, may require the written consent of all account owners prior to acting upon the instructions of any account owner.